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                                                                    EXHIBIT 13.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
 ACCOMPANYING ANNUAL REPORT ON FORM 20-F REPORT OF WESTERN FOREST PRODUCTS INC.
                   SECTION 906 OF SARBANES-OXLEY ACT OF 2002
                     (CHAPTER 63, TITLE 18 U.S.C. S. 1350)


      In connection with Amendment No. 2 to the annual report of Western Forest Products Inc. (the "Company") on Form 20-F for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Paul Ireland, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to S. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


      1.    the Report fully complies with the requirements of Section 13(a) or
            Section 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Date: as of January 3, 2006.



                                             /s/ Paul Ireland
                                             ---------------------------------
                                             Paul Ireland
                                             Chief Financial Officer
                                             Western Forest Products Inc.